EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB (the "Report") of AspenBio, Inc. (the "Company") for the quarter ended September 30, 2004, each of the undersigned Roger D. Hurst, President and Jeffrey G. McGonegal, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 15, 2004              By:   /s/ Roger D. Hurst
                                             --------------------------------
                                             Roger D. Hurst,
                                             President


Dated:  November 15, 2004              By:   /s/ Jeffrey G. McGonegal
                                             --------------------------------
                                             Jeffrey G. McGonegal,
                                             Chief Financial Officer



                                    * * * * *


     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.